UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________________

FORM 8-K
________________________

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2007

EDULINK, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-29953	95-4562316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 Warwick Avenue #4 Thousand Oaks, CA. 91360	91360
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(805) 449-1614

(Former Name or former address, if changed since last report.)
201 Wilshire Blvd., second floor, Santa Monica, CA. 90401

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: The mutual rescission of the Stock Purchase Agreement and Share Exchange dated August 10, 2006 between Edulink, Inc., certain Edulink Shareholders, Mega Media Group, Inc. (“MMG”) and certain MMG Shareholders. As a result of this mutual rescission, we are unwinding the reverse merger which closed on August 11, 2006 and the transactions contemplated thereby as if they never occurred. MMG is not our wholly-owned subsidiary.

Except as otherwise required by the context, all references in this report to "we", "us”, "our", “EduLink”, “MYIQ” or "Company" refer to EduLink, Inc., a Nevada corporation.

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 5.01	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 21, 2007 the Edulink Board of Directors, pursuant to N.R.S. 78.315, unanimously approved the below actions:

(i)	Ian Rescigno is appointed to the Board of Directors; (ii) Michael Rosenfeld resigns from the Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDULINK, INC.

Date: July 30, 2007	By:	/s/ Ian Rescigno
IAN RESCIGNO
Title: Chairman

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